GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND INTANGIBLE ASSETS
NOTE M – GOODWILL AND INTANGIBLE ASSETS

11.   Goodwill and Intangible Assets

In March 2011, the Corporation recorded goodwill and other intangibles associated with the purchase of First Franklin and Franklin Savings totaling $11.6 million.  Under the purchase method, the Company is required to allocate the cost of an acquired company to the assets acquired, including identified intangible assets, and liabilities assumed based on their estimated fair values at the date of acquisition. The excess cost over the value of net assets acquired represents goodwill, which is not subject to amortization.

Goodwill arising from business combinations represents the value attributable to unidentifiable intangible elements in the business acquired. Goodwill recorded by the Company in connection with its acquisition relates to the inherent value in the business acquired and this value is dependent upon the Company’s ability to provide quality, cost-effective services in a competitive market place. As such, goodwill value is supported ultimately by revenue that is driven by the volume of business transacted. A decline in earnings as a result of a lack of growth or the inability to deliver cost-effective services over sustained periods can lead to impairment of goodwill that could adversely impact earnings in future periods.

Goodwill is not amortized but is tested for impairment when indicators of impairment exist, or at least annually, to determine the reasonableness of the recorded amount. During the year ended December 31, 2013, the Company adopted the provisions of FASB ASC 2011-08, Intangibles – Goodwill and Other (Topic 350), which provides the option to first qualitatively assess whether current events or changes in circumstances lead to a determination that it is more likely than not (defined as a likelihood of more than 50 percent) that the fair value of the reporting unit is less than its carrying amount. Absent such determination, the Company does not need to apply the traditional two-step goodwill impairment test. If the Company does need to proceed to the two-step goodwill impairment test, an impairment loss is recognized in earnings only when the carrying amount of goodwill is less than its implied fair value. The Corporation did not recognize any impairment during the period ended December 31, 2013.  The carrying amount of the goodwill at December 31, 2013 was $10.3 million.

Identifiable intangibles are amortized to their estimated residual values over the expected useful lives.  Such lives are also periodically reassessed to determine if any amortization period adjustments are required.  During the year ended December 31, 2013, no such adjustments were recorded.  The identifiable intangible asset consists of a core deposit intangible which is being amortized on an accelerated basis over the useful life of such asset. The gross carrying amount of the core deposit intangible at December 31, 2013 was $1.3 million with $758,000 in accumulated amortization as of that date.

As of December, 31, 2013, the current year and estimated future amortization expense for the core deposit intangible was:

	2014	$149
	2015	116
	2016	110
	2017	110
	2018	55
Total		$540